GUARANTY

THIS GUARANTY (this “Guaranty”) is dated March 13, 2020, by READING INTERNATIONAL, INC., a Nevada corporation having an address at 6100 Center Drive, Suite 900, Los Angeles, California 90045 (the “Guarantor”), for the benefit of SUTTON HILL PROPERTIES, LLC, a Nevada limited liability company having an address c/o Reading International, Inc., a Nevada corporation having an address at 5995 Sepulveda Boulevard, Suite 300, Culver City, California 90230, as landlord under the Lease (as defined below) (the “Landlord” and sometimes the “Borrower”).

W I T N E S S E T H:

WHEREAS, VALLEY NATIONAL BANK, a national banking association having an office at 1455 Valley Road, Wayne, New Jersey 07470 (the “Lender”) is about to make a first mortgage loan to Borrower, in the principal amount of $25,000,000.00 (the “Loan”) to be evidenced by an Amended, Restated and Consolidated Promissory Note of even date herewith (the “Note”), and secured by, among other things, (i) a Mortgage Consolidation, Extension and Modification Agreement of even date herewith (the “Mortgage”), encumbering the property commonly known as and located at 1001-1007 Third Avenue, New York, New York (as more fully described in the Mortgage, collectively, the “Property”), and (ii) various other documents executed in connection with the Note and Mortgage (the Note, Mortgage, and any and all other documents, instruments and agreements executed and delivered in connection therewith are hereinafter collectively referred to as, the “Loan Documents”);

WHEREAS, Landlord has leased the entire Property to SUTTON HILL PROPERTIES, LLC, a Nevada limited liability company qualified to do business in New York, having an address c/o Reading International, Inc., a Nevada corporation having an address at 6100 Center Drive, Suite 900, Los Angeles, California 90045, as tenant (the “Tenant”) under that certain lease dated February 9, 1961, made between Andrew C. Mayer, et al., as landlord, and Turtle Bay Theatre Corporation, as tenant, a memorandum of which was recorded in the Office of the City Register, New York County, on August 14, 1961, in Liber 5159, CP 151, as amended to date, and as thereafter assigned by various mesne assignments to Landlord and Tenant (collectively, the “Lease”); and

WHEREAS, Guarantor is the owner of direct or indirect interests in Landlord and Tenant, and Guarantor will directly or indirectly and substantially benefit from the Lender making the Loan to Borrower.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

Article I
DEFINITIONS

1.1.Definitions.  As used herein, the following terms shall have the following meanings:

(a)“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time.

(b)“Event of Default” means any default under the Lease and the continuance of such default beyond any applicable notice and/or grace period for such default contained in the Lease.

(c)“Governmental Authority” means any of the following:  (i) the federal government, (ii) any state or local government or any political subdivision of any state or local government, or (iii) any agency, court or body of either the federal government, or any state or local government or any other political subdivision of any state or local government, exercising executive, legislative, judicial, regulatory or administrative functions.

(d)“Guaranteed Obligations” means the due and punctual payment of any and all Rents (hereinafter defined) and any and all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of Tenant under the Lease.

(e)“Guarantor Claims” shall have the meaning set forth in Section 5.1 of this Guaranty.

(f)“herein,” “hereof,” “hereunder,” and “herewith” shall be deemed to refer to this entire Guaranty and not any particular provision of this Guaranty.

(g)“Including” or “including” means “including, without limitation.”

(h)“Person” means an individual, corporation, partnership, limited liability partnership, limited liability company, trust, unincorporated association, government, governmental authority, or other entity.

(i)“Rents” means all rents, issues and profits of the Property or any part thereof.

1.2.Other Defined Terms.  Any capitalized term utilized herein shall have the meaning as specified in the Mortgage unless such term is otherwise specifically defined herein.

Article II
NATURE AND SCOPE OF GUARANTY

2.1.Guaranty of Obligation.  Guarantor hereby irrevocably and unconditionally guarantees to Landlord (and its successors and assigns) the payment of all Guaranteed Obligations, as and when the same shall be due and payable, whether by lapse of time, by acceleration or otherwise.  Notwithstanding anything to the contrary herein, the liability of Guarantor under this Guaranty with respect to the Guaranteed Obligations shall be released and this Guaranty shall terminate and become of no force and effect upon the indefeasible payment in full of the Loan and the Guaranteed Obligations and the full satisfaction of all Obligations under the Loan and of the terms, provisions and conditions of Guarantor under this Guaranty, as evidenced by the execution and delivery by Lender of a satisfaction or assignment of the Mortgage, in accordance with the terms thereof

2.2.Nature of Guaranty.  Except as otherwise expressly set forth herein, this Guaranty is irrevocable, absolute and continuing, and the liability of Guarantor is coextensive with that of Tenant.  This Guaranty may not be revoked by Guarantor, and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s dissolution (and in any such event, this Guaranty shall be binding upon such Guarantor’s successors and assigns).  The fact that, at any time, or from time to time, the Loan or the Guaranteed Obligations may be increased or reduced, shall not release or discharge the obligation of Guarantor to Landlord with respect to the Guaranteed Obligations.

2.3.Guaranteed Obligations Not Reduced.  The Guaranteed Obligations, and the liabilities and obligations of Guarantor to Landlord hereunder, shall not be reduced, discharged or released because, or by reason, of (a) any existing or future offset, claim or defense of Borrower or any other Person against Lender or against payment of the Loan or the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Loan or the Guaranteed Obligations (or the transactions creating the Loan or the Guaranteed Obligations) or otherwise, (b) the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease; or (c) any non‑liability of Tenant under the Lease, whether by insolvency, discharge in bankruptcy, or any other defect or defense which may now or hereafter exist in favor of Tenant.

2.4.Payment by Guarantor.  If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, upon demand by Landlord and without the necessity of any suit or proceeding on the part of Landlord of any kind or nature whatsoever against Tenant and without the necessity of any notice of nonpayment, nonperformance or non-observance or any other notice whatsoever, all of which Guarantor hereby expressly waives, pay, in lawful money of the United States of America, the amount then due on the Guaranteed Obligations, to Landlord (or its successors or assigns) at Landlord’s address as set forth herein or as otherwise directed.  Such demand(s) may be made at any time after the time for payment of all or part of the Guaranteed Obligations pursuant to the terms of the Lease.  Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

2.5.No Duty to Pursue Others.  It shall not be necessary for Landlord (and Guarantor hereby waives any rights which Guarantor may have to require Landlord), in order to enforce the obligations of Guarantor hereunder, first to (a) institute suit or exhaust its remedies against Tenant or others liable on the Lease or the Guaranteed Obligations or any other Person, (b) enforce Landlord’s rights against any security deposit, letter of credit or other collateral which shall ever have been given to secure the Tenant’s obligations under the Lease, (c) enforce Landlord’s rights against any guarantor of the Lease, (d) join Tenant or any other Person liable on the Lease in any action seeking to enforce this Guaranty, (e) exhaust any remedies available to Landlord against any collateral which shall ever have been given to secure Tenant’s obligations under the Lease, or

(f) resort to any other means of obtaining payment of the Guaranteed Obligations.  Landlord shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

2.6.Waivers.  Guarantor agrees to the provisions of the Lease and the Loan Documents, and hereby expressly waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment, extension, increase, waiver, consent or other modification of the Lease, the Note, the Mortgage, or any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Loan or the Guaranteed Obligations, (v) the occurrence of any breach by Borrower or an Event of Default, (vi) Lender’s transfer or disposition of the Loan or the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Loan or the Guaranteed Obligations, (viii) protest, proof of nonpayment or default by Borrower, or (ix) any other action at any time taken or omitted by Landlord or Lender and, generally, except to the extent expressly required by the terms hereof, all demands and notices of every kind in connection with this Guaranty, the Lease, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Lease, the Loan or the Guaranteed Obligations.

2.7.Payment of Expenses.  In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Landlord, pay to Landlord all costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) incurred by Landlord in the enforcement hereof or the preservation of Landlord’s rights hereunder.  All costs and expenses will accrue interest at the highest default rate in any instrument evidencing the Guaranteed Obligations until payment is actually received by the Landlord.  The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

2.8.Effect of Bankruptcy.  In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Landlord must rescind or restore any payment or any part thereof received by Landlord in satisfaction of the Guaranteed Obligations, as set forth herein, then any prior release or discharge from the terms of this Guaranty, or credit, given to Guarantor by Landlord shall be without effect and this Guaranty shall be restored and remain in full force and effect.  It is the intention of Landlord and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Borrower’s indefeasible payment and performance in full of the Loan and the Guaranteed Obligations, or Guarantor’s performance of such obligations, and then only to the extent of such performance; and that in the event of any such rescission or restoration by the Landlord with respect to any payment as provided above in this paragraph, then to the extent of such rescission or restoration the Guaranteed Obligations shall also be restored and shall remain in effect.

2.9.Waiver of Subrogation, Reimbursement and Contribution.  Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably defers, until the indefeasible payment in full of the Loan and the Guaranteed Obligations, all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Landlord), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Tenant, or any other Person liable for payment of any or all of the Guaranteed Obligations, for any payment made by Guarantor under or in connection with this Guaranty.

2.10.Tenant.  The term “Tenant” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Tenant or any interest in Tenant.

2.11.Other Guaranties.  This Guaranty is separate, distinct and in addition to any liability or obligations that Tenant or any guarantor may have under any other guaranty or indemnity executed by Tenant or any guarantor in connection with the Lease.

Article III
EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTORS OBLIGATIONS

Guarantor hereby (i) consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, except to the extent expressly required by the terms hereof, and (ii) waives any common law, equitable, statutory or other rights (including without limitation, except to the extent required by the terms hereof, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

3.1.Modifications.  (a) any assignment, renewal, modification, amendment or extension of the Lease; (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Lease; (c) any extension of time that may be granted by Landlord to Tenant; (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Lease; (e) any dealings or transactions or matter or thing occurring between Landlord and Tenant; (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Tenant, whether or not notice thereof or of any thereof is given to Guarantor; or (g) any amendment, renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Loan, the Guaranteed Obligations, the Note, Mortgage, and the other Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other Person pertaining to the Loan or the Guaranteed Obligations, or any failure of Lender to notify Guarantor of any such action.

3.2.Adjustment.  Any adjustment, indulgence, forbearance or compromise that might be granted or given by Landlord to Tenant or by Lender to Borrower.

3.3.Condition of Tenant, Borrower or Guarantor.  The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Tenant, Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Loan or the Guaranteed Obligations; or any death or dissolution of Tenant, Borrower or Guarantor or any sale, lease or transfer of any or all of the assets of Tenant, Borrower or Guarantor or any changes in the shareholders, partners or members of Tenant, Borrower or Guarantor; or any reorganization of Tenant, Borrower or Guarantor.

3.4.Invalidity of Guaranteed Obligations.  The invalidity, illegality or unenforceability against Tenant, Borrower or any other Person at any time liable for the payment of all or part of the Loan or the Guaranteed Obligations, of the Lease or any document or agreement executed in connection with the Loan or the Guaranteed Obligations, or of any of the provisions thereof, for any reason whatsoever, including, without limitation, the fact that (a) the Loan or the Guaranteed Obligations or any part thereof exceeds the amount permitted by law, (b) the act of creating the Loan or the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Lease, the Note, the Mortgage, or the other Loan Documents or otherwise creating the Loan or the Guaranteed Obligations acted in excess of their authority, (d) the Loan or the Guaranteed Obligations violate applicable usury laws, (e) Tenant, Borrower or any other Person at any time liable for the payment of all or part of the Loan or the Guaranteed Obligations has valid defenses (other than payment in full of the Guaranteed Obligations), claims or offsets (whether at law, in equity or by agreement) which render the Loan or the Guaranteed Obligations wholly or partially unenforceable against or uncollectible from Tenant, Borrower or any other Person at any time liable for the payment of all or part of the Loan or the Guaranteed Obligations, (f) the creation, performance or repayment of the Loan or the Guaranteed Obligations (or the execution, delivery and performance of the Lease or any document or instrument representing part of the Loan or the Guaranteed Obligations or executed in connection with the Loan or the Guaranteed Obligations or given to secure the repayment of the Loan or the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Lease, the Note, the Mortgage or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Tenant, Borrower or any other Person be found not liable on the Loan or the Guaranteed Obligations or any part thereof for any reason.

3.5.Release of Obligors.  Except as otherwise expressly set forth herein, any full or partial release of the liability of Tenant under the Lease or of Borrower on the Loan or the Guaranteed Obligations or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Loan or the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any other Person will be liable to pay or perform the Lease, the Loan or the Guaranteed Obligations, or that Landlord will look to any other Person to pay or perform the Guaranteed Obligations.

3.6.Other Collateral.  The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Lease or the Guaranteed Obligations.

3.7.Release of Collateral.  Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) by any Person of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Lease or the Guaranteed Obligations.

3.8.Care and Diligence.  The failure of Landlord or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Landlord (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (b) to take or prosecute any action in connection with any default under the Lease.

3.9.Unenforceability.  The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

3.10.Offset.  Any existing or future right of offset, claim or defense of Tenant against Landlord, or any other Person, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Lease or the Guaranteed Obligations (other than the indefeasible payment in full of the Loan and the Guaranteed Obligations and full satisfaction of all of the terms, provisions and conditions of Guarantor under this Guaranty) or the transactions creating the Loan and the Guaranteed Obligations.

3.11.Merger.  The reorganization, merger or consolidation of Tenant into or with any other Person.

3.12.Preference.   Any payment by Tenant to Landlord that is returned, recovered or otherwise paid, in whole or in part, in settlement of a suit, claim or other demand seeking avoidance and recovery of such payment as a preference or fraudulent conveyance under bankruptcy laws or applicable state law, or if for any reason Landlord is required to refund such payment or pay such amount to Tenant or any other Person.

3.13.Other Actions Taken or Omitted.  Any other action taken or omitted to be taken with respect to the Lease, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof; and it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the indefeasible payment in full of the Loan and the Guaranteed Obligations.

Article IV
REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Note, Mortgage and the other Loan Documents, and extend and maintain credit to Borrower, Guarantor represents and warrants to Landlord as follows:

4.1.Benefit.  Guarantor is an Affiliate of Borrower, and is the owner of direct or indirect interests in Borrower, and has received, or will receive, direct or indirect and substantial benefit from the Loan.

4.2.Familiarity and Reliance.  Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower, and is familiar with the value of any and all collateral intended to be created as security for the payment of the Loan or Guaranteed Obligations; however, Guarantor is not relying on such information, or the financial condition of Borrower, the collateral or any other condition, as an inducement to enter into this Guaranty.

4.3.No Representation by Lender.  Neither Landlord, Tenant, Lender, nor any other Person on Landlord’s, Tenant’s or Lender’s behalf, respectively, has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

4.4.Guarantor’s Financial Condition.  As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is solvent and has, and will have, assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities fairly estimated) and debts, and has property and assets sufficient to satisfy and repay its obligations and liabilities, as and when the same become due.

4.5.Legality; Due Authorization; Enforceability.  The execution, delivery and performance by Guarantor of this Guaranty, and the consummation of the transactions contemplated hereunder, do not and will not contravene or conflict with Guarantor’s certificate or articles of incorporation, by-laws or other governing documents or any law, statute or regulation whatsoever to which Guarantor is subject, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor.  This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights and subject, as to enforceability, to general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

4.6.Litigation.  There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Guarantor’s knowledge, threatened, against or affecting Guarantor which would reasonably be expected to materially adversely affect the ability of Guarantor to perform its obligations under this Guaranty.

4.7.Survival.  All representations and warranties made by Guarantor herein shall survive the execution hereof.

Article V
SUBORDINATION OF CERTAIN INDEBTEDNESS

5.1.Subordination of All Guarantor Claims.  As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Tenant to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Tenant thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of any Person in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be, created, or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Tenant (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations.  After the occurrence and during the existence of an Event of Default, or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Tenant or any other Person, any amount upon the Guarantor Claims, until the indefeasible payment in full of the Loan and the Guaranteed Obligations.

5.2.Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Tenant as debtor, Landlord shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly, from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Guarantor Claims.  Guarantor hereby assigns such dividends and payments to Landlord.  Should Landlord receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to Guarantor, and which, as between Tenant and Guarantor, shall constitute a credit against the Guarantor Claims, then, upon the indefeasible payment and performance in full to Lender of the Loan and the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Landlord to the extent that such payments to Landlord on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Landlord had not received dividends or payments, upon the Guarantor Claims.

5.3.Payments Held in Trust.  In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, then Guarantor agrees to hold in trust for Landlord an amount equal to the amount of all funds, payments, claims or distributions so received, and Guarantor further agrees that it shall have absolutely no dominion over (or equitable or beneficial ownership of) the amount of such funds, payments, claims or distributions so received, and Guarantor covenants promptly to pay the same to Landlord.

5.4.Liens Subordinate.  Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Tenant’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Tenant’s assets securing payment of the Guaranteed

Obligations, regardless of whether such liens, security interests, judgment liens, charges or other encumbrances in favor of Guarantor or Landlord presently exist or are hereafter created or attach.  Without the prior written consent of Landlord, while this Guaranty is in effect, Guarantor shall not (i) exercise or enforce any right it may have against Tenant, or (ii) foreclose, repossess, sequester, or otherwise take steps, or institute any action or proceeding (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding), to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Tenant securing payment of the Guarantor Claims held by Guarantor.

Article VI
COVENANTS

6.1.Financial Information.  The Guarantor hereby represents and warrants that all financial statements of the Guarantor heretofore delivered to the Lender by or on behalf of the Guarantor are true and correct in all material respects and fairly present the financial condition of the Guarantor as of the respective dates of such financial statements.  No material adverse change has occurred in any financial condition reflected in any such financial statement since the date of such financial statement.

6.2.Certificates.  The Guarantor hereby covenants and agrees that Guarantor shall, at any time and from time to time, within fifteen (15) days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there has been any modification, that the same is in full force and effect as modified and stating such modification) and containing such other information as Landlord may reasonably request.  Guarantor agrees that such certificate may be relied on by anyone holding or proposing to acquire any interest in the Property from or through Landlord or by any mortgagee or prospective mortgagee of the Property of any interest therein.

Article VII
INTENTIONALLY OMITTED

Article VIII
MISCELLANEOUS

8.1.Waiver.  No failure to exercise, and no delay in exercising, on the part of Landlord, any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The rights of Landlord hereunder shall be in addition to all other rights provided by law.  No modification or waiver of any provision of this Guaranty, nor any consent to departure therefrom, shall be effective unless in writing, and no such consent or waiver shall extend beyond the particular case and purpose involved.  No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand except to the extent such a notice or demand is required by the terms hereof.

8.2.Notices.  All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be either hand delivered or sent, by (a) certified or registered U.S. mail, Return Receipt Requested, first class postage prepaid, or (b) expedited prepaid delivery service, either commercial (e.g., Federal Express or comparable national courier) or U.S. Postal Service, with proof of attempted delivery.  All notices to any party shall be addressed to such party at its address set forth hereinabove.  Any party may give notice, in the manner permitted by this Section, designating a new address in the United States for all notices to such party pursuant to this Section, and such notice shall become effective upon receipt of such notice by the other party or parties to this Guaranty.

8.3.Governing Law; Submission to Jurisdiction.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LANDLORD OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY IN WHICH THE PROPERTY IS LOCATED IN, AND EACH OF LANDLORD (BY ITS ACCEPTANCE HEREOF) AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER (BY ITS ACCEPTANCE HEREOF) AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  FURTHERMORE, THE GUARANTOR AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING REFERRED TO ABOVE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS INDICATED IN THIS GUARANTY FOR SUCH PARTY, AND SERVICE SO MADE SHALL BE COMPLETE AND FOR ALL PURPOSES DEEMED BY THE GUARANTOR TO BE GOOD AND SUFFICIENT SERVICE FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.  SUBJECT TO THE REQUIREMENTS FOR A CASE TO BE HEARD IN THE COMMERCIAL DIVISION OF THE NEW YORK STATE SUPREME COURT, THE PARTIES AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COMMERCIAL DIVISION OF THE NEW YORK STATE SUPREME COURT, AND TO THE APPLICATION OF SAID COURT’S ACCELERATED PROCEDURES PURSUANT TO RULE 9 OF SECTION 202.70(G) OF THE UNIFORM RULES FOR NEW YORK STATE TRIAL COURTS.

8.4.Invalid Provisions.  If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, then such provision shall be fully severable, and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty.

8.5.Amendments and Waivers.  No term or provision of this Guaranty may be amended, waived or otherwise modified except pursuant an instrument in writing executed by the party (or an authorized representative of the party) against whom enforcement of such amendment, waiver or modification is sought.

8.6.Parties Bound; Assignment; Joint and Several.  This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided,  however, that Guarantor may not, without the prior written consent of Landlord, assign any of its rights, powers, duties or obligations hereunder.  If Guarantor consists of more than one Person, the obligations and liabilities of each such Person shall be joint and several.

8.7.Headings.  Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

8.8.Recitals.  The “WHEREAS” introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be deemed to be represented and warranted by the Guarantor as prima facie evidence of the facts and documents referred to therein.

8.9.Counterparts.  To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary, in making proof of this Guaranty, to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart, without impairing the legal effect of the signatures thereon, and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

8.10.Rights and Remedies.  If Guarantor becomes liable for any indebtedness owing by Tenant to Landlord, by endorsement or otherwise, other than under this Guaranty, then such liability shall not be in any manner impaired or affected hereby, and the rights of Landlord hereunder shall be cumulative of any and all other rights that Landlord may ever have against Guarantor.  The exercise by Landlord of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

8.11.Entirety.  THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LANDLORD WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE LEASE.  THIS GUARANTY IS INTENDED BY GUARANTOR AND LANDLORD AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LANDLORD, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT,

VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT.  THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LANDLORD RELATING TO THE GUARANTEED OBLIGATIONS.

8.12.Waiver of Right To Trial By Jury.  GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, LANDLORD, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF LANDLORD AND GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

8.13.No Third Party Beneficiaries.  This Guaranty is solely between the Guarantor and the Landlord, and solely for the benefit of the Lender and any subsequent holder or holders of the Note, and nothing in this Guaranty, whether express or implied, shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Guaranty.

8.14.Notwithstanding anything to the contrary set forth in this Guaranty, (a) so long as Borrower is not in default in payment of any sum(s) due under the Mortgage after notice and expiration of any applicable grace period, Guarantor shall have no obligation or liability under this Guaranty; and (b) Guarantor’s obligations and liabilities under this Guaranty shall terminate upon any final, non-appealable foreclosure of the Property or Lender’s acceptance of a deed-in-lieu of foreclosure.

[signature page to follow]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date above set forth..

/s/ Gilbert Avanes Name: Gilbert Avanes Title: EVP, Chief Financial Officer and Treasurer
READING INTERNATIONAL, INC., a Nevada corporation By: /s/ Gilbert Avanes Name: Gilbert Avanes Title: EVP, Chief Financial Officer and Treasurer

UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
(Outside of New York State)

State, District of Columbia, Territory, Possession, or Foreign Country

State of	)
) ss.:
County of	)

On the _____ day of March in the year 2020 before me, the undersigned, personally appeared Gilbert Avanes personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the
______________________________________________________________________________
(insert city or other political subdivision and state or country or other place the acknowledgment was taken).

(signature and office of individual taking acknowledgment)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENTCIVIL CODE § 1189

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California) County of )

On ___________________ before me, /s/ Michael James Conroy “as Notary Public”, DateHere Insert Name and Title of the Officer personally appeared /s/ Gilbert Avanes Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Michael James Conroy

Signature of Notary Public

Place Notary Seal Above
 OPTIONAL
Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document:  _____________________ Document Date:  ________________________________

Number of Pages:  ______ Signer(s) Other Than Named Above:  ________________________________

Capacity(ies) Claimed by Signer(s)

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

Signer’s Name:  _________________________

☐ Corporate Officer — Title(s):  ______________

☐ Partner — ☐ Limited ☐ General

☐ Individual☐ Attorney in Fact

☐ Trustee☐ Guardian or Conservator

☐ Other:  ______________________________

Signer Is Representing:  ____________________

_____________________________________

©2014 National Notary Association • www.NationalNotary.org • 1-800-US NOTARY (1-800-876-6827) Item #5907